ACQUIRED INTANGIBLE ASSETS, NET - Total Estimated Amortization of Intangible Assets (Detail) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY
Acquired Finite-Lived Intangible Assets [Line Items]
2013	$ 16	100
2014	16	100
2015	16	100
2016	16	100
2017	16	100
Total estimated amortization of intangible assets	$ 80	500